UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2005

Modtech Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25161	33-0825386
(Commission File Number)	(IRS Employer Identification No.)

2830 Barrett Avenue, Perris, CA	92571
(Address of Principal Executive Offices)	(Zip Code)

(951) 943-4014
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On November 28, 2005, Modtech Holdings, Inc. entered into an amendment of its Industrial Real Estate Lease with its landlord, Gerald Bashaw, dated May 1, 1990. The amendment reduces the property being leased from approximately 34 acres to approximately 20 acres and the monthly rent from approximately $35,000 to $20,000. The amendment will become effective January 1, 2006. A copy of the amendment is attached to this report as Exhibit 10.1

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number
10.1	Amendment to Industrial Real Estate Lease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODTECH HOLDINGS, INC.

Date: December 1, 2005	By:	/s/ Dennis L. Shogren

Dennis L. Shogren Chief Financial Officer